AMENDMENT TO LOAN DOCUMENTS


     Amendment made as of June 30, 1998 by and among STV GROUP, INC., a Pennsylvania corporation ("STV") and STV's consolidated subsidiaries (the "Subsidiaries"), as follows: STV INCORPORATED, a New York corporation, STV ARCHITECTS, INC., a Pennsylvania corporation, STV ENVIRONMENTAL, INC., a Pennsylvania corporation, STV INTERNATIONAL, INC., a Pennsylvania corporation, STV SURVEYING, INC., a Delaware corporation, and STV CONSTRUCTION SERVICES, a Pennsylvania corporation (collectively referred to as the "Borrowers" and individually as "Borrower"), and FIRST UNION NATIONAL BANK, successor by merger to CORESTATES BANK, N.A., successor by merger to FIRST PENNSYLVANIA BANK N.A. ("Bank") to amend and modify the existing Loan Agreement ("Loan Agreement") and the Security Agreement, each dated February 28, 1986 and each as heretofore amended together with all related agreements issued pursuant thereto (collectively, the "Loan Documents").

     The Borrowers and the Bank have agreed to reduce the maximum available amount of the Line of Credit from $16,500,000 to $15,500,000, to reduce the interest rate on the Line of Credit to Prime Rate and to make certain other changes to the Loan Documents.

     NOW, THEREFORE, under the laws of the Commonwealth of Pennsylvania, the Borrowers, jointly and severally, and the Bank, each intending to be legally bound hereby and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. Definitions. This Amendment constitutes the Eighth Amendment to the Loan Agreement and is intended to amend the Loan Documents as of the date hereof. All terms used herein as defined terms, but not defined herein, shall have the meanings ascribed to them in the Loan Documents.

     2. Amendments to Line of Credit. The parties agree that:

          (a) Section 1.1(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

                    "Subject to the terms and conditions hereof and in the absence one or more unwaived events of default under this Agreement and/or a pending demand by the Bank for payment under the Demand Note, the Bank agrees to lend and relend to Borrowers from time to time such sum or sums of money as may be requested by the Borrowers and as the Bank, in it sole discretion, may approve, which shall not exceed in aggregate principal amount at any one time outstanding Fifteen Million Five Hundred Thousand Dollars ($15,500,000) (the "Line of Credit"). The Line of Credit shall be evidenced by the Eighth Amended and Restated Demand Note (the "Eighth Amended and Restated Demand Note") in the form attached hereto."

          (b) All references in the Loan Documents to "Demand Note" shall henceforth be deemed to refer to the Eighth Amended and Restated Demand Note, the form of which is attached hereto as Exhibit "A".

          (c) The first sentence of Section 1.1(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

                    "Subject to the terms and conditions hereof and of a certain Standby Letter of Credit and Security Agreement executed by all of the Borrowers under even date herewith (the "L/C Agreement"), Bank hereby agrees, in its sole option to issue standby letters of credit upon the request of the Borrowers and for their account, provided that at no time shall Bank issue letters of credit aggregating in face amount in excess of $3,000,000 (the "L/C Sublimit"), and at no time may the aggregate loans under the Eighth Amended and Restated Demand Note and letters of credit under the L/C Sublimit exceed $15,500,000."

          (d) The First sentence of Section 3 of the Loan Agreement is hereby amended to read in its entirety as follows:

                    "Interest shall accrue on the unpaid principal balance from time to time outstanding under the Eighth Amended and Restated Demand Note at an interest rate per annum equal to the Bank's prime commercial rate of interest (which is not necessarily the lowest rate charged by the Bank) in effect from time to time, with changes in said rate to be effective immediately ("Prime Rate"), based on a 360 day year for the actual days elapsed.

     3. Existing Security. Borrowers hereby agree and confirm that all obligations of the Borrowers under the Loan Documents remain in full force and effect and, together with this Amendment, are and continue to be secured by the liens and security interests set forth in the Loan Documents. Without limiting the generality of the foregoing, the Borrowers agree and confirm that the security interests granted and set forth in Section 2.1 of the Loan Agreement and in the Security Agreement apply with respect to each of the Borrowers hereunder and remain in full force and effect and, in furtherance thereof, each of the Borrowers hereby grants to the Bank a lien upon and security interest in the property and assets of the Borrowers described in Section 2.1 of the Loan Agreement and in the Security Agreement.

     4. Representations and Warranties. STV and each of the other Borrowers hereby represent and warrant to the Bank:

          (a) that all representations and warranties made by each of them in the Loan Documents remain true and correct on and of this date, as if newly made on and as of this date, and no event of default, or event which with the lapse of time or giving of notice, or both, would be an event of default has occurred and is continuing under the Loan Documents;

          (b) that no person or entity has any lien, security interest, mortgage, pledge, charge or encumbrance on any of the assets, real or personal, tangible or intangible, of STV or any other Borrower, except for the liens heretofore granted to the Bank or except as to those liens which have been agreed to by the Bank in writing;

          (c) that the Subsidiaries identified in the first paragraph of this Amendment are all of the subsidiaries of STV and that each of such Borrowers is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation (as set forth on Exhibit "B" attached hereto), is duly qualified as a foreign corporation and is in good standing in all other jurisdictions in which the failure to do so could have a material adverse affect on its financial condition or business operations; each of the Borrowers has the authority and legal right to take all actions required of it hereunder, and all such corporate actions have been taken; and no such action contravenes the provisions of the charter or by-laws of any of the Borrowers or any note, indenture, contract or agreement to which it is a party or by which it or any of its property is bound;

          (d) that, except as set forth on Exhibit "C", all of the subsidiaries of STV are Borrowers and are parties to this Amendment and the Eighth Amended and Restated Demand Note and that such subsidiaries listed on Exhibit "C" are inactive and do not own any assets in excess of $25,000 in the aggregate.

          (e) the Loan Documents are and remain valid, binding, enforceable and in full force and effect as of the date hereof, and none of the Borrowers (or any other party to the Loan Documents) has any defense, setoff, counterclaim, or challenge against the payment of any of the sums owing under the terms of the Loan Documents or the enforcement or validity of any of the terms thereof.

     5.  Conditions.  As  conditions  precedent  to the  effectiveness  of  this
Amendment:

          (a) Each of the Borrowers shall have furnished the Bank with certified copies of resolutions adopted by its Board of Directors authorizing the execution and delivery of this Amendment and all reasonable and necessary actions ancillary thereto.

          (b) STV shall have paid or reimbursed the Bank for the Bank's costs and expenses in connection with this Amendment.

     6. Further Assurances. Each of the Borrowers hereby agrees to execute and deliver to Bank such additional agreements and other documentation, including such UCC-1 and UCC-3 financing statements (and to pay all costs and expenses of the Bank in connection therewith), as Bank may request from time to time, to assure the perfection, protection and enforcement of the Bank's rights under the Loan Documents and hereunder.

     7. Effect of Amendment; Continuing Validity. Except as expressly provided in this Amendment, the Loan Documents shall remain in full force and effect in accordance with their respective terms. Without limiting the generality of the foregoing, nothing in this Amendment shall be construed to:

          (a) impair the validity, perfection or priority of any lien or security interest securing the Liabilities;

          (b) waive, release or impair any rights, powers or remedies of the Bank under the Loan Documents;

          (c) require the Bank to further modify any provision of the Loan Documents; or

          (d) require the Bank to make any loans or other extensions of credit to the Borrowers.

In the event of any inconsistency between the terms of this Amendment and the Loan Documents, this Amendment shall govern. Except as expressly amended hereby, all terms and conditions of the Loan Documents remain in full force and effect as written and to that end all such provisions are deemed incorporated herein by reference. Borrower acknowledges that it has consulted with counsel in connection with the negotiation and delivery of this Amendment.

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed by its duly authorized officers as of the date first above written.

STV GROUP, INC.                              STV ENVIRONMENTAL, INC.

By:  /s/ Peter W. Knipe                      By:  /s/ Peter W. Knipe
     ----------------------                       ----------------------------


STV ARCHITECTS, INC.                         STV INCORPORATED

By:  /s/ Peter W. Knipe                      By:  /s/ Peter W. Knipe
     ----------------------                       ----------------------------


STV SURVEYING, INC.                          STV INTERNATIONAL, INC.

By:  /s/ Peter W. Knipe                      By:  /s/ Peter W. Knipe
     ----------------------                       ----------------------------


                                             STV CONSTRUCTION SERVICES

                                             By:  /s/ Peter W. Knipe
                                                  ----------------------------


                                             FIRST UNION NATIONAL BANK

                                             By:  /s/ Margaret A. Byrne
                                                  ----------------------------

                                    EXHIBIT A

                     EIGHTH AMENDED AND RESTATED DEMAND NOTE



$15,500,000                                         Philadelphia, PA
                                                    June __, 1998



     FOR VALUE  RECEIVED,  STV GROUP,  INC.,  a  Pennsylvania  corporation,  STV
INCORPORATED, a New York corporation, STV ARCHITECTS, INC., a Pennsylvania corporation and STV ENVIRONMENTAL, INC., a Pennsylvania corporation, STV INTERNATIONAL, INC., a Pennsylvania corporation, STV SURVEYING, INC., a Delaware corporation, STV CONSTRUCTION SERVICES, a Pennsylvania corporation (individually a "Borrower" and collectively, "Borrowers"), jointly and severally promise to pay ON DEMAND, without defalcation, to the order of FIRST UNION NATIONAL BANK (the "Bank") FIFTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($15,500,000) or such lesser outstanding principal balance as may be outstanding from time to time hereunder, and to pay interest on the unpaid principal balance from time to time outstanding hereunder at a fluctuating rate per annum equal to the Prime Rate (hereinafter defined). "Prime Rate" means that rate of interest periodically established by the Bank and designated its Prime Rate (which is not necessarily the lowest rate charged by the Bank), as such rate may change from time to time with changes therein effective immediately. All interest accruing hereunder shall be payable monthly in arrears upon the first business day of each calendar month or upon demand; all such interest shall be computed on the basis of actual days elapsed and a year of 360 days.

     Any amount payable hereunder which is not paid when due shall bear interest from the day when due until paid in full, at a fluctuating interest rate per annum equal at all times to the Prime Rate plus three percent (3%); all such interest shall be payable on demand. Notwithstanding any other provision of the Loan Agreement, interest paid or becoming due hereunder shall in no event be in an amount or computed at a rate which is prohibited by applicable statute. Both principal and interest are payable in lawful money of the United States of America in same day funds to the Bank at its principal office in Philadelphia, Pennsylvania, or at such other place as the Bank may designate.

     Payment of this Note shall not be subject to any counterclaim, set-off, recoupment or defense of any kind by or in the right of the Borrowers, and the Borrowers hereby expressly and irrevocably waive any right such Borrower may now or at any time in the future have to bring or assert any such counterclaim set-off, recoupment or defense. It is the intention of the Borrowers and the holder thereof that this Note shall be paid absolutely according to its terms and that the Borrowers shall pursue any claims such Borrowers may have by independent action.

     The Borrowers agree to pay, and to hold the holder hereof harmless from and against, all liabilities for expenses arising in connection with the enforcement by the holder of its rights under this Note and the Loan Agreement.

     This Eighth Amendment and Restated Demand Note is the Demand Note referred to in, and is entitled to the benefits of, the Loan Agreement dated February 28, 1986, as amended thorough the date hereof by amendments no. 1 through no. 8 (as so amended, the "Loan Agreement") by and among the Borrowers and the Bank, and the Security Agreement dated February 28, 1986, as amended (as so amended, the "Security Agreement") by and among the Borrowers and the Bank, and is entitled to the benefits of the security interest granted to the Bank therein and the guaranties thereunder.

     This Eighth Amended and Restated Demand Note has been issued by the Borrowers to amend and restate the prior amended and restated demand notes, and all amounts outstanding or accrued under said prior notes shall be outstanding and accrued under this Eighth Amended and Restated Demand Note, and this Eighth Amended and Restated Demand Note is not a novation but shall be deemed to be one and the same instrument as said prior notes except as expressly amended under the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Eighth Amended and Restated Demand Note by their respective duly authorized officers.


STV GROUP, INC.                              STV INCORPORATED

By:  /s/ Peter W. Knipe                      By:   /s/ Peter W. Knipe
     ------------------------------                ----------------------------
Attest:  /s/ Anna Marie Boore                Attest:  /s/ Anna Marie Boore
         --------------------------                   -------------------------
                  (Corporate Seal)                    (Corporate Seal)


STV ARCHITECTS, INC.                         STV ENVIRONMENTAL, INC.

By:  /s/ Peter W. Knipe                      By:   /s/ Peter W. Knipe
     ------------------------------                ----------------------------

Attest:  /s/ Anna Marie Boore                Attest:  /s/ Anna Marie Boore
         --------------------------                   -------------------------
                  (Corporate Seal)                    (Corporate Seal)


STV SURVEYING, INC.                          STV INTERNATIONAL, INC.

By:  /s/ Peter W. Knipe                      By:   /s/ Peter W. Knipe
     ------------------------------                ----------------------------

Attest:  /s/ Anna Marie Boore                Attest:  /s/ Anna Marie Boore
         --------------------------                   --------------------------
                  (Corporate Seal)                    (Corporate Seal)


                                             STV CONSTRUCTION SERVICES

                                             By:  /s/ Peter W. Knipe
                                                  ------------------------------
                                             Attest:  /s/ Anna Marie Boore
                                                      --------------------------
                                                      (Corporate Seal)

                                    EXHIBIT B

                      BORROWERS AND STATES OF INCORPORATION


STV Group, Inc.......................................a Pennsylvania corporation
STV Incorporated.........................................a New York corporation
STV Architects, Inc..................................a Pennsylvania corporation
STV Environmental, Inc...............................a Pennsylvania corporation
STV International, Inc...............................a Pennsylvania corporation
STV Surveying, Inc.......................................a Delaware corporation
STV Construction Services............................a Pennsylvania corporation

                                    EXHIBIT C

                           SUBSIDIARIES NOT BORROWERS

STV Engineering, Inc..........................................a Ohio corporation
STV Construction, Inc.................................a Pennsylvania corporation
STV/WAI, Inc..........................................a Pennsylvania corporation
STV Michael Lynn Associates, Inc..........................a New York corporation